SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 24, 1998


                                DAY RUNNER, INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)

       0-19835                                              95-3624280
(Commission File Number)                    (I.R.S. Employer Identification No.)


                               15295 Alton Parkway
                                Irvine, CA 92618
                    (Address of principal executive offices)


        Registrant's telephone number, including area code: 714/680-3500










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ITEM 5.  OTHER EVENTS.

     On September 23, 1998, Day Runner, Inc., a Delaware corporation (the "Registrant"), and Day Runner UK, plc, a corporation organized under the laws of the United Kingdom and a wholly-owned subsidairy of the Registrant (the "Purchaser"), entered into a Revolving Loan Agreement (the "Loan Agreement") with a bank. The Loan Agreement provides for borrowings through September 30, 2005 (the "Maturity Date"). Borrowings will bear interest either at fixed rates based on the higher of the bank's prime rate and the Federal Funds Rate published by the Federal Reserve Bank of New York or at floating rates calculated by reference to the interest rates at which the bank offers deposits in US dollars in amounts approximately equal to the amount of the relevant Loan and for a period of time comparable to the number of days the relevant Loan will remain outstanding, together with a margin. The maximum amount that may be outstanding under the Loan Agreement is $160,000,000 through December 31, 2000. Thereafter, the maximum amount of borrowings that may be outstanding under the Loan Agreement is reduced by $20,000,000 in 2001 and by $10,000,000 in each of the following calendar years up to the Maturity Date.

         On September 24, 1998, Registrant announced a cash offer (the "Offer") for Filofax Group plc ("Filofax"), a UK-based company traded on the London Stock Exchange. The offer is for (pound)2.00 (approximately US $3.36) per share for a total of approximately US $80,500,000. The acquisition is being made pursuant to a tender offer by Purchaser to purchase all of the outstanding ordinary shares of stock of Filofax.

         The Offer has not been recommended by Filofax's Board of Directors. The proposed acquisition will be funded by bank debt pursuant to the Loan Agreement.

         Consummation of the Company's Offer is subject to, among other things, the acceptance of Filofax's stockholders, regulatory approvals and the satisfaction or waiver of various other conditions. There can be no assurance that the acquisition will be consummated, or as to the terms on which it may be consummated.

         Copies of the Revolving Loan Agreement, Registrant's fiscal 1998 audited financial statements and the related press releases announcing the Offer are attached as exhibits hereto and are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

               (c)   Exhibits

                Item No.                                 Exhibit Index

                  10.1 Revolving Loan Agreement dated September 23, 1998 between the Registrant, Purchaser and Wells Fargo Bank, National Association, including Revolving Line of Credit Note

                  27.1     Financial Data Schedule

                  99.1 Fiscal 1998 audited financial statements of the Registrant

                  99.2 Press Release (US version) issued September 24, 1998 by the Registrant

                  99.3 Press Release (UK version) issued September 24, 1998 by the Registrant



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                                                     SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   DAY RUNNER, INC.


                                              by: /s/ JAMES E. FREEMAN, Jr.
                                                  -----------------------------
                                                  James E. Freeman, Jr.
                                                  Chief Executive Officer

Dated:   September 24, 1998




                          EXHIBIT INDEX

Exhibit Number             Description                                  Page No.

10.1 Revolving Loan Agreement dated September 23, 1998 between the Registrant, Purchaser and Wells Fargo
        Bank, National Association, including Revolving
        Line of Credit Note

27.1    Financial Data Schedule

99.1    Fiscal 1998 audited financial statements of the Registrant

99.2 Press Release (US version) issued September 24, 1998 by the Registrant

99.3 Press Release (UK version) issued September 24, 1998 by the Registrant